PIMCO FLEXIBLE MUNICIPAL INCOME FUND

(the “Fund”)

Supplement dated September 22, 2020 to the Fund’s Prospectus and Statement of Additional Information dated April 27, 2020, each as supplemented from time to time

(respectively, the “Prospectus” and the “SAI”)

Beginning in October 2020, with the dividend payable on October 30, 2020 to Fund shareholders of record as of October 1, 2020, the Fund expects to distribute income dividends on a monthly basis, rather than quarterly, in accordance with the Fund’s distribution policies as set forth in the Fund’s Prospectus. The first paragraph of the “Distributions” section of the Prospectus Summary is hereby deleted and replaced with the following:

Distributions

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently. The dividends that the Fund pays will depend on a number of factors, including dividends payable on any Preferred Shares issued by the Fund, including the Preferred Shareholder Gross-Up (as described below) (and expenses associated with other forms of leverage).

The first two paragraphs of the “Distributions” section of the Prospectus are hereby deleted and replaced with the following:

Distributions

The Fund currently intends to declare income dividends daily and distribute them to Common Shareholders monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as dividends payable on any Preferred Shares issued by the Funds (including the Preferred Share Gross-Up) and the costs of any other leverage obtained by the Fund (including interest expenses on any tender option bonds, reverse repurchase agreements, dollar rolls and borrowings). The rate of distributions on the Common Shares and the Fund’s dividend policy could change based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares (and other forms of leverage). For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on the outstanding Preferred Shares). To permit the Fund to maintain more level distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the PIMCO Flexible Municipal Income Fund distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period.

The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s NAV.

The first sentence of the first paragraph of the “Taxation - Fund Distributions” section of the SAI is hereby deleted and replaced with the following:

Fund Distributions

The Fund intends to declare income dividends daily and distribute them to Common Shareholders monthly.

Investors Should Retain This Supplement for Future Reference

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